                                                                    Exhibit 10.1

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.
               1994 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

  (Formerly the Gemstar International Group Limited 1994 Stock Incentive Plan;
            Composite Plan Document Reflecting Stock Splits and Plan
                            Amendments Through 2001)

                                TABLE OF CONTENTS

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                                                                                        Page
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
I.    THE PLAN........................................................................    1

      1.1   Purpose...................................................................    1
      1.2   Administration and Authorization; Power and Procedure.....................    1
      1.3   Participation.............................................................    2
      1.4   Shares Available for Awards...............................................    3
      1.5   Grant of Awards...........................................................    3
      1.6   Award Period..............................................................    3
      1.7   Limitations on Exercise and Vesting of Awards.............................    4
      1.8   Acceptance of Notes to Finance Exercise...................................    4
      1.9   No Transferability........................................................    5
      1.10  Restrictions on Transfer of Shares........................................    5

II.   OPTIONS.........................................................................    6

      2.1   Grants....................................................................    6
      2.2   Option Price..............................................................    6
      2.3   Limitations on Grant and Terms of Incentive Stock Options.................    7
      2.4   Option Repricing/Cancellation and Regrant/Waiver of Restrictions..........    8

III.  STOCK UNITS AND DIVIDEND EQUIVALENT RIGHTS......................................    8

      3.1   Stock Units...............................................................    8
      3.2   Dividend Equivalent Rights................................................    9

IV.   OTHER PROVISIONS................................................................    9

      4.1   Rights of Eligible Persons and Beneficiaries..............................    9
      4.2   Adjustments; Acceleration.................................................   10
      4.3   Effect of Termination of Employment.......................................   11
      4.4   Compliance with Laws......................................................   11
      4.5   Tax Withholding...........................................................   11
      4.6   Plan Amendment, Termination and Suspension................................   12
      4.7   Privileges of Stock Ownership.............................................   13
      4.8   Effective Date of the Plan................................................   13
      4.9   Term of the Plan..........................................................   13
      4.10  Governing Law/Construction/Severability...................................   13
      4.11  Captions..................................................................   13
      4.12  Effect of Change of Subsidiary Status.....................................   13
      4.13  Non-Exclusivity of Plan...................................................   14

V. DEFINITIONS........................................................................   14

      5.1   Definitions...............................................................   14

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.
               1994 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

  (FORMERLY THE GEMSTAR INTERNATIONAL GROUP LIMITED 1994 STOCK INCENTIVE PLAN; COMPOSITE PLAN DOCUMENT REFLECTING STOCK SPLITS AND PLAN AMENDMENTS THROUGH
                                      2001)

I.    THE PLAN

      1.1   Purpose.
            -------

            The purpose of this Plan is to promote the success of the Corporation and its Subsidiaries (the "Company") by providing a means of
                                       -------
attracting, rewarding and retaining individuals who provide services to the Company in various capacities. It is intended that this purpose be achieved by extending to employees (including officers) of the Corporation and its Subsidiaries and certain other Eligible Persons added long-term incentives for high levels of performance and unusual efforts designed to improve the financial performance of the Corporation and its Subsidiaries through the grant of Options to purchase shares of its Common Stock and other Awards hereunder. Capitalized terms are defined in Article V.

      1.2   Administration and Authorization; Power and Procedure.
            -----------------------------------------------------

            (a)   Committee. This Plan shall be administered by and all Awards
                  ---------
shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

            (b)   Awards; Interpretation; Powers of Committee.  Subject to the
                  -------------------------------------------
express provisions of this Plan, the Committee shall have the authority:

            (i) to determine eligibility and, from among those persons determined to be Eligible Persons, those to whom Awards will be granted;

            (ii) to grant Awards to Eligible Persons (provided, however, that any grant to a member of the Committee shall be subject to ratification by the Board), determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination, conversion or reversion of such Awards;

            (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Eligible Persons);

            (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Eligible Persons under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 4.6;

            (vi) to accelerate the exercisability or the vesting of any Awards under such circumstances as the Committee shall determine, including a Change in Control Event, or to extend the exercisability or extend the term of any or all such outstanding Awards within the term limits on Awards under Section 1.6;

            (vii) to determine the circumstances that constitute a termination of services for purposes of this Plan; and

            (viii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

            (c)    Binding Determinations. Any action taken by, or inaction of,
                   ----------------------
the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

            (d)    Reliance on Experts. In making any determination or in taking
                   -------------------
or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

            (e)    Delegation. The Committee may delegate ministerial,
                   ----------
non-discretionary functions to individuals who are officers or employees of the Company.

      1.3   Participation.
            -------------

            Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

      1.4   Shares Available for Awards.
            ---------------------------

            Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

            (a)    Number of Shares; Individual Limit. The maximum number of
                   ----------------------------------
shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 110,000,000 shares, subject to adjustments contemplated by Section 4.2. The maximum number of shares of the Corporation's Common Stock which may be delivered pursuant to all Options granted during any one-year period to any individual Eligible Person under this Plan shall not exceed 40,000,000 shares and the maximum number of shares of the Corporation's Common Stock which may be delivered pursuant to all Awards (including Options) granted during any one-year period to any individual Eligible Person under this Plan shall not exceed 40,000,000 shares, subject to adjustments contemplated by Section 4.2.

            (b)    Calculation of Available Shares and Replenishment. Shares
                   -------------------------------------------------
subject to outstanding Awards shall be reserved for issuance. If any Option or any right to acquire Common Stock under or to receive shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, the unpurchased, unvested, or undelivered shares subject thereto shall again be available for the purposes of the Plan, subject only to any applicable limitations for the preservation of deductibility under Section 162(m) of the Code. If the Corporation withholds shares of Common Stock pursuant to Section 4.5, the number of shares that would have been deliverable with respect to an Award but that are withheld may not be issued under this Plan.

      1.5   Grant of Awards.
            ---------------

            Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, and the price (if any) to be paid for the shares or the Award and the other terms of the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Eligible Person.

      1.6   Award Period.
            ------------

            Any Option shall expire and any other Award shall either vest or be forfeited not more than ten (10) years after the date of grant; provided, however, that any delivery of stock pursuant to an Award may be delayed until a future date through the award of Stock Units or any other deferral mechanism if specifically authorized by the Committee in writing.

      1.7   Limitations on Exercise and Vesting of Awards.
            ---------------------------------------------

            (a)    Provisions for Exercise. No Award shall be exercisable or
                   -----------------------
shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

            (b)    Procedure. Any exercisable Award shall be deemed to be
                   ---------
exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant together with any required payment made in accordance with Section 2.2.

            (c)    Fractional Shares/Minimum Issue. Fractional share interests
                   -------------------------------
shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 50 shares may be purchased on exercise of any Award at any time unless the number purchased is the total number at the time available for purchase under the Award.

      1.8   Acceptance of Notes to Finance Exercise.
            ---------------------------------------

            The Corporation may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with the exercise, receipt or vesting of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

            (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise, receipt or vesting of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise, receipt or vesting.

            (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not
           --------
exceed a period of ten (10) years.

            (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

            (d) If the Participant's services to the Company terminate, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination unless the Committee otherwise provides; provided, however, that if a sale of such shares would cause the Participant to
--------  -------
incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Eligible Person subsequent to such termination.

            (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

            (f) The authorization, terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable laws, including rules and regulations of the Federal Reserve Board as then in effect.

      1.9   No Transferability.
            ------------------

            Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and the other provisions of this Plan and, if applicable, Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish in the Award Agreement or by amendment thereto. Other than by will or the laws of descent and distribution (or pursuant to a QDRO or other exception to transfer restrictions so authorized by the Committee and consistent with Rule 16b-3, if applicable, or, in the case of an Incentive Stock Option, with the Code), no right or benefit under this Plan or any Award, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes. The restrictions set forth herein shall not apply to shares actually issued on exercise of Awards, except to the extent required by Sections 1.10 and 4.4 or by the Committee in the Award Agreement.

      1.10  Restrictions on Transfer of Shares.
            ----------------------------------

            (a)    Restrictions. If any Award is exercised or if shares become
                   ------------
payable in respect of an Award at a time when there is not in effect a current and effective registration statement with respect to the shares to be received, the Participant shall become a "Restricted Stockholder" and the shares acquired
                                ----------------------
upon exercise or payment of shares in respect of any Award by the Participant (or, in the event of the Participant's death or Total Disability, his Beneficiary or Personal Representative, as applicable) shall be deemed "Restricted Shares". The Restricted Stockholder and Restricted Shares shall be
 -----------------
subject to the restrictions contemplated by Section 4.4(a). Any permitted transferee shall agree (at the request of the Corporation) to the same restrictions on all subsequent transfers. Each Restricted Stockholder (or his or her Beneficiary or Personal Representative, as applicable) and any permitted transferee shall execute and deliver such representations and further agreements or documents as the Corporation may reasonably request to enforce restrictions imposed hereunder and under all applicable securities laws.

            (b)    Legend. All certificates evidencing shares subject to the
                   ------
restrictions of this Section 1.10 shall bear the following legends and/or any other appropriate or required legends under applicable laws so long as the transfer of the shares, in the judgment of the Committee, remains restricted thereunder or hereunder:

            "OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING RESTRICTIONS ON THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION UNDER SECTIONS 1.9, 1.10 and
            4.4 OF THE CORPORATION'S 1994 STOCK OPTION PLAN, AS AMENDED AND RESTATED, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

            "THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION AND QUALIFICATION UNDER SUCH LAWS AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION ARE NOT REQUIRED."

II.   OPTIONS.

      2.1   Grants.
            ------

            One or more Options may be granted under this Article to any Eligible Person, subject to Section 1.4. Each Option granted may be either an Option intended to be an Incentive Stock Option (if the optionee is eligible for such an award under the Code), or not so intended, and such intent shall be indicated in the applicable Award Agreement. Each Option shall be evidenced by an Award Agreement signed by the Corporation, and, if required by the Committee, by the Eligible Person.

      2.2   Option Price.
            ------------

            (a)    Pricing Limits. The purchase price per share of the Common
                   --------------
Stock covered by each Option shall be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Eligible Person who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof.

            (b)    Payment Provisions. The purchase price of any shares
                   ------------------
purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in money, including by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if expressly authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; or (iv) to the extent permitted by and consistent with the Corporation's Articles of Association (as amended) and applicable law, by notice and third party payment in such manner, if any, as may be authorized by the Committee or by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the
--------  -------
Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock that are permitted to be used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise and shall have been beneficially owned by the Optionee for at least six months prior to such delivery.

      2.3   Limitations on Grant and Terms of Incentive Stock Options.
            ---------------------------------------------------------

            (a)    $100,000 Limit. To the extent that the aggregate "fair market
                   --------------
value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

            (b)    Option Period. Subject to the proviso in Section 1.6, each
                   -------------
Option and all rights thereunder shall expire no later than ten (10) years after the Option Date or, in the case of an Incentive Stock Option granted to any 10% Holder (as defined below), five (5) years after the Option Date.

            (c)    Other Code Limits; Limits on 10% Holders. No Incentive Stock
                   ----------------------------------------
Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation ("10% Holder"), unless the exercise price of
                                      ----------
such Option is at least 110%
of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. There shall be imposed in any Award Agreement relating to an Incentive Stock Option such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

      2.4   Option Repricing/Cancellation and Regrant/Waiver of Restrictions.
            ----------------------------------------------------------------

            Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

III.  STOCK UNITS AND DIVIDEND EQUIVALENT RIGHTS.

      3.1   Stock Units.
            -----------

            (a)    Grants. Subject to Section 3.1(d), and such rules and
                   ------
procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize Awards of Stock Units and permit an Eligible Person to elect to defer or receive in Stock Units all or a portion of the compensation the Eligible Person could otherwise elect to defer under any other Company plan, or in respect of any Award hereunder, or may grant Awards in the form of Stock Units in lieu of or in addition to any other Award under this Plan. The specific terms, conditions and provisions relating to each Stock Unit Award or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the Participant's Award Agreement in respect thereof.

            (b)    Other Provisions. The Committee shall determine, among other
                   ----------------
terms of a Stock Unit Award, the form of payment of the Stock Units, whether in Common Stock, another Award, or any combination thereof, and the applicable vesting and payout provisions of the Award. The Committee in the Award Agreement may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose.

            (c)    Stock Units. Each Award Agreement for an Award of Stock Units
                   -----------
shall include the applicable benefit distribution and termination provisions, which may include elective features, for such Award and shall specify the form of payment.

            (d)    Limit on Certain Stock Unit Awards. Notwithstanding anything
                   ----------------------------------
contained herein to the contrary, any Stock Unit Award or Stock Unit Awards which individually or in the aggregate would constitute an "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) shall be made only to Eligible Persons who are members of "a select group of management or highly compensated employees" (as provided in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA) of the Company.

            3.2    Dividend Equivalent Rights. In its discretion, the
                   --------------------------
Committee may grant to any Eligible Person DERs concurrently with the grant of any Option or Stock Unit, on such terms as set forth by the Committee in the Award Agreement. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock underlying the Award and shall be credited in respect of the period between the date of grant (or such later date as the Committee may set) and the date the Option or Stock Unit is exercised or expires (or such earlier date as the Committee may set) or is settled, as determined by the Committee. DERs shall be payable in shares or other Awards and (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) of the Code (in the case of Options or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

IV.   OTHER PROVISIONS.

      4.1   Rights of Eligible Persons and Beneficiaries.
            --------------------------------------------

            (a)    Employment Status. Status as an Eligible Person or
                   -----------------
Participant shall not be construed as a commitment that any Award or additional Award will be made under this Plan.

            (b)    No Employment Contract. Nothing contained in this Plan (or in
                   ----------------------
any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment or services of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

            (c)    Plan Not Funded. Awards payable under this Plan shall be
                   ---------------
payable in shares of Common Stock and no special or separate reserve (except as provided in Section 1.4(b)), fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Eligible Person, Participant, Beneficiary or other person. To the extent that an Eligible Person, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company and shall be subject to any prior or senior rights of creditors to the assets of the Company under applicable law.

      4.2   Adjustments; Acceleration.
            -------------------------

            (a)    Adjustments. If there shall occur any extraordinary dividend
                   -----------
or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, issuance of warrants or other rights to purchase shares, or any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) or other consideration which thereafter may be made the subject of Awards (including the specific limits, maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) or other consideration subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to
                          --------  -------
Incentive Stock Options, no such adjustment shall be made which would cause this Plan to violate Section 422 or 424 of the Code or any successor provisions thereto without provision for compensatory adjustment to Optionees adversely affected thereby.

            (b)    Possible Acceleration of Awards Upon Change in Control. In
                   ------------------------------------------------------
the event of or in anticipation of a Change in Control Event, the Committee may provide acceleration of exercisability, vesting, payment or other benefits under some or all Awards or for certain other limited benefits under some or all Awards and may determine the extent and duration of such limited rights, including (in the discretion of the Committee) stock appreciation rights. Any acceleration of Awards shall comply with any applicable regulatory requirements.

            (c)    Possible Early Termination of Accelerated Awards. If any
                   ------------------------------------------------
Award or other right to acquire Common Stock under this Plan is fully exercisable or has been fully accelerated as permitted by Section 4.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2(a) that results in a Change of Control approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Award or right, such Award or right shall terminate upon the occurrence of such dissolution or reorganization.

     4.3  Effect of Termination of Employment.
          -----------------------------------

          The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or services on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

     4.4  Compliance with Laws.
          --------------------

          (a)  General. This Plan, the grant, exercise and vesting of Awards
               -------
under this Plan and the issuance and delivery of shares of Common Stock and/or any other value under this Plan or under Awards granted hereunder are subject to compliance with all applicable laws, rules and regulations (including but not limited to securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

          (b)  Controlled Foreign Corporation. No Award shall be granted by the
               ------------------------------
Corporation if the grant of such Award would cause the Corporation to be a controlled foreign corporation within the meaning of Section 957 of the Code.

          (c)  Foreign Personal Holding Company. No Award shall be granted by
               --------------------------------
the Corporation if the grant of such Award would cause the Corporation to be a foreign personal holding company within the meaning of Section 552 of the Code.

          (d)  Personal Holding Company. No Award shall be granted by the
               ------------------------
Corporation if the grant of such Award would cause the Corporation to be a personal holding company within the meaning of Section 542 of the Code.

     4.5  Tax Withholding.
          ---------------

          (a)  Cash or Shares. Upon the exercise, vesting, or payment of any
               --------------
Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the satisfaction of the holding requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Eligible Person (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable the amount (or equivalent value) of any taxes which the Company may be required to withhold with respect to such amount payable or (iii) require the Participant to satisfy any withholding obligation through any combination of the foregoing methods. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares to satisfy such withholding obligation. Any shares offset or delivered to satisfy withholding shall be valued at their then Fair Market Value.

          (b)  Tax Loans. The Company may, in its discretion and to the extent
               ---------
permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock to be issued on exercise for a term, at a rate of interest and pursuant to such other terms and conditions as the Corporation or its Subsidiary, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

     4.6  Plan Amendment, Termination and Suspension.
          ------------------------------------------

          (a)  Board Authorization. The Board may, at any time, terminate or,
               -------------------
from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b)  Shareholder Approval. If an amendment would (i) materially
               --------------------
increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent required by applicable law, or deemed necessary or advisable by the Committee or the Board, such amendment shall be subject to shareholder approval.

          (c)  Amendments to Awards. Without limiting any other express
               --------------------
authority of the Committee hereunder, but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

          (d)  Limitations on Amendments to Plan and Awards. No amendment,
               --------------------------------------------
suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

     4.7  Privileges of Stock Ownership.
          -----------------------------

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholders for which a record date is prior to such date of delivery.

     4.8  Effective Date of the Plan.
          --------------------------

          This amendment and restatement of the Plan is effective upon its approval by the Board, subject to approval by the holders of not less than an absolute majority of the votes of the outstanding shares of the Corporation entitled to vote.

     4.9  Term of the Plan.
          ----------------

          No Award shall be granted after January 6, 2008. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

     4.10 Governing Law/Construction/Severability.
          ---------------------------------------

          (a)  Choice of Law. This Plan, the Awards, all documents evidencing
               -------------
Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California except to the extent the law of Delaware applies as the jurisdiction of incorporation of the Corporation.

          (b)  Severability. If any provision shall be held by a court of
               ------------
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     4.11 Captions.
          --------

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     4.12 Effect of Change of Subsidiary Status.
          -------------------------------------

          For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment or services shall be deemed to have occurred with respect to each Participant who does not otherwise remain an Eligible Person after giving effect to such event.

     4.13 Non-Exclusivity of Plan.
          -----------------------

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

V. DEFINITIONS.

     5.1  Definitions.
          -----------

          (a)  "Award" shall mean an award of any Option, Stock Unit, or DER, or
                -----
any combination thereof, whether alternative, sequential, or cumulative, authorized by and granted under this Plan.

          (b)  "Award Agreement" shall mean any writing setting forth the terms
                ---------------
of an Award that has been authorized by the Committee.

          (c)  "Award Date" shall mean the date upon which the Committee took
                ----------
the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

          (d)  "Beneficiary" shall mean the person, persons, trust or trusts
                -----------
validly designated by the Participant or in the absence of a valid designation entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is so designated and able to act under the circumstances.

          (e)  "Board" shall mean the Board of Directors of the Corporation.
                -----

          (f)  "Change in Control Event" shall mean any of the following (other
                -----------------------
than as a direct result of a public offering of shares of the Corporation):

               (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise recapitalize or reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the event are, or will be, owned by the shareholders of the Corporation and/or Related Parties immediately before such event (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such event but taking into consideration securities of the other parties to such transaction held by such record holders);

               (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or Related Party;

               (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than a Related Party or other person having beneficial ownership of more than 50% of the outstanding voting securities at the time of adoption of this Plan, or any successor, affiliate or associate of such owner) becomes the "beneficial owner" (as
                                                        ----------------
     defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

               (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period, including for these purposes (but without duplication of predecessors and successors), new members whose election or nomination was so approved.

          (g)  "Code" shall mean the United States Internal Revenue Code of
                ----
1986, as amended from time to time.

          (h)  "Commission" shall mean the United States Securities and Exchange
                ----------
Commission.

          (i)  "Committee" shall mean the Board or a committee appointed by the
                ---------
Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Eligible Persons may be subject to Section 16 of the Exchange Act, shall be Disinterested.

          (j)  "Common Stock" shall mean the Common Stock, par value $0.01 per
                ------------
share, of the Corporation, subject to any adjustments made under Section 4.2 of this Plan.

          (k)  "Company" shall mean, collectively, the Corporation and its
                -------
Subsidiaries.

          (l)  "Corporation" shall mean Gemstar-TV Guide International, Inc. and
                -----------
its successors.

          (m)  "Disinterested" shall mean disinterested within the meaning of
                -------------
Rule 16b-3.

          (n)  "Dividend Equivalent Right" or "DER" shall mean a right
                -------------------------      ---
authorized under Section 3.2 of this Plan.

          (o)  "Eligible Person" shall mean (subject to the proviso below) (1) a
                ---------------
director, officer or key employee of the Corporation or a Subsidiary, or (2) any consultant or advisor who (directly or through an entity with which he or she is associated) renders or has rendered bona fide services (other than services in
                                    ---- ----
connection with the offering or sale of securities of the Corporation or any Subsidiary in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee, or (3) a non-employee agent of the Corporation or any Subsidiary providing such bona fide services to the Company
                                             ---- ----
(other than as an eligible advisor or consultant) if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility in the future to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan, or (y) the Corporation's compliance with any other applicable securities or other laws; provided,
                                                               --------
however, in any case that if the Corporation's officers and directors become
-------
subject to Section 16 of the Exchange Act, a member of the Committee shall not during his or her service in such capacity (and during the applicable period prior thereto under Rule 16b-3) be an Eligible Person.

          (p)  "ERISA" shall mean the Employee Retirement Income Security Act of
                -----
1974, as amended.

          (q)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended from time to time.

          (r)  "Fair Market Value" shall mean (i) if the stock is listed or
                -----------------
admitted to trade on a United States national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on such a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Board at such time for purposes of this Plan.

          (s)  "Incentive Stock Option" shall mean an Option which is designated
                ----------------------
as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (t)  "Nonqualified Stock Option" shall mean an Option that is
                -------------------------
designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (u)  "Option" shall mean an option to purchase Common Stock under this
                ------
Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

          (v)  "Participant" means an Eligible Person who has been granted an
                -----------
Award.

          (w)  "Personal Representative" shall mean the person or persons who,
                -----------------------
upon the disability or incompetence of a Participant, shall have acquired on behalf of the Eligible Person, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Eligible Person.

          (x)  "Plan" shall mean this 1994 Stock Incentive Plan, as amended and
                ----
restated.

          (y)  "QDRO" shall mean a qualified domestic relations order as defined
                ----
in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

          (z)  "Related Party" means a person or entity related (by blood or
                -------------
marriage in the case of individuals) to, or associated or affiliated with, the subject person or entity.

          (aa) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the
                ----------
Commission pursuant to the Exchange Act, as amended from time to time but subject to any applicable transition rules.

          (bb) "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended from time to time.

          (cc) "Stock Unit" shall mean a non-voting unit of measurement which is
                ----------
deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment) solely for purposes of this Plan.

          (dd) "Stock Unit Account" shall mean the bookkeeping account
                ------------------
maintained by the Company on behalf of each Participant which is credited with Stock Units in accordance with Section 3.1(c) and which is payable in stock or another Award.

          (ee) "Subsidiary" shall mean any corporation or other entity a
                ----------
majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (ff) "Total Disability" or "Disability" shall mean a "permanent and
                ----------------      ----------
total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.